NOTES PAYABLE, RELATED PARTY	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
NOTE 6 – NOTES PAYABLE, RELATED PARTY

On November 21, 2012, the Company issued an unsecured promissory note for $218,000 to the Company’s President for previously advanced funds with interest payable annually, in arrears, on each anniversary at  the short term “Applicable Federal Rate” within the meaning of Section 1274(d) of the Internal Revenue Code of 1986, as amended adjusted each anniversary date.  The promissory note matures November 21, 2021 and may be prepaid, without premium or penalty, at any time.

In connection with the issuance of the unsecured promissory note, the Company’s President agreed not to receive payments (by voluntary prepayment, acceleration, set-off or otherwise) associated with the unsecured promissory note absent the prior written consent of the purchasers holding at least 67% interest of the preferred stock outstanding, which purchasers must include Alpha Capital Anstalt so long as Alpha Capital Anstalt holds not less than $100,000 of preferred stock. On December 31, 2013, the Company converted the promissory note and accrued interest to 93,061 shares of the Company’s common stock and 46,531 warrants to purchase the Company’s common stock at $3.67 per share for five years.

On December 6, 2012, the Company issued an unsecured promissory note for $30,000 to a company under the control of the Company’s President for previously advanced funds, interest free and due the earlier of (i) the next financing of not less than $300,000; (ii) February 28, 2013 or (iii) occurrence of an event of default, as defined.
During year ended December 31, 2013, the Company paid off the promissory note in full.